Supplement Dated March 7, 2025
to the

Preferred-Plus ETF (IPPP)
Dividend Performers ETF (IPDP)
(each, a “Fund” and together, the “Funds”)

each a series of Listed Funds Trust

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
each dated January 31, 2025

The Preferred-Plus ETF has modified its distribution policy to clarify that it does not seek to maintain stable quarterly distributions. Therefore, effective immediately, the first paragraph under the heading “Dividends and Distributions” in the “DIVIDENDS, DISTRIBUTIONS, AND TAXES” section in the Funds’ Prospectus is hereby deleted in its entirety and replaced with the paragraph below.

Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders at least annually. The Dividend Performers ETF seeks to maintain relatively stable quarterly distributions, although the amount of income earned by the Fund varies from period to period. As a result of such distribution strategy, the Dividend Performers ETF’s distributions are expected to exceed its earnings and profits in some or all tax years, and consequently, all or a portion of the distributions made for a taxable year may be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Furthermore, effective immediately, the first paragraph under the heading “DIVIDENDS AND DISTRIBUTIONS - General Policies” in the Funds’ SAI is hereby deleted in its entirety and replaced with the paragraph below.

General Policies. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders at least annually. The Dividend Performers ETF seeks to maintain relatively stable quarterly distributions, although the amount of income earned by the Fund varies from period to period. As a result of such distribution strategy, the Dividend Performers ETF’s distributions are expected to exceed its earnings and profits in some or all tax years, and consequently, all or a portion of the distributions made for a taxable year may be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares. Each quarter, the Fund will determine the amount of distribution to pay based on a combination of the amount of options premium generated from the Fund’s options strategy, the dividends and interest generated by the Fund’s underlying equity portfolio, and the appreciation of the Fund’s equity holdings.

The clarification of the Preferred-Plus ETF’s distribution policy will not affect its investment objective or the day-to-day implementation of its principal investment strategies, and is not expected to affect its fees and expenses.

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Please retain this Supplement with your Prospectus and SAI
for future reference.